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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


                                 September 29, 1998
                                 ------------------
                  Date of Report (Date of Earliest Event Reported)


                                  WESTERN BANCORP
                                  ---------------
               (Exact Name of Registrant As Specified In Its Charter)


                                     CALIFORNIA
                                     ----------
                   (State or Other Jurisdiction of Incorporation)


                   0-13551                                95-3863296
                   -------                                ----------
           (Commission File Number)           (IRS Employer Identification No.)


                           4100 Newport Place, Suite 900
                          Newport Beach, California 92660
                          -------------------------------
                 (Address of Principal Executive Offices)(Zip Code)


                                   (949) 863-2444
                                   --------------
                (Registrant's Telephone Number, Including Area Code)


                                  Not Applicable
            -------------------------------------------------------------
            (Former Name or Former Address, If Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

On September 29, 1998, Western Bancorp ("Western") and Bank of Los Angeles ("BKLA") announced the rescheduling of the closing of the proposed merger of BKLA with and into Santa Monica Bank, a wholly owned subsidiary of Western. A copy of the press release issued by BKLA in connection with the announcement is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference. On October 2, 1998, BKLA filed a Current Report on Form 8-K with the Federal Deposit Insurance Corporation describing a pending lawsuit. A copy of the Current Report is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

     The following exhibits are filed with this Current Report on Form 8-K:


EXHIBIT
NUMBER    DESCRIPTION
------    -----------

99.1      Press Release of Bank of Los Angeles, dated September 30, 1998.
99.2      Current Report on Form 8-K dated October 1, 1998.


                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated:  October 2, 1998

                                  WESTERN BANCORP


                                   By:  /s/ Arnold C. Hahn
                                        -----------------------------------
                                   Name:     Arnold C. Hahn
                                   Title:    Executive Vice President and
                                             Chief Financial Officer

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                                   EXHIBIT INDEX

EXHIBIT
NUMBER    DESCRIPTION
------    -----------
99.1      Press Release of Bank of Los Angeles, dated September 30, 1998.
99.2      Current Report on Form 8-K dated October 1, 1998.